UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 28, 2017

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Completion of 1-for-3 Reverse Stock Split

On February 28, 2017, Global Net Lease, Inc. (the “Company”) completed a previously announced reverse stock split of the Company’s common stock and units of its operating partnership, Global Net Lease Operating Partnership. L.P. (the “Operating Partnership”), at a ratio of 1-for-3 (the “Reverse Stock Split”). The Reverse Stock Split took effect at 5:00 p.m. Eastern time on February 28, 2017.

Amendment to Agreement of Limited Partnership

In connection with the Reverse Stock Split, on February 28, 2017, the Company, as general partner of its Operating Partnership, entered into the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “OP Amendment”), which provided for a 1-for-3 reverse unit split of the issued and outstanding operating partnership units, Class B units and LTIP units in the Operating Partnership (as defined in the OP Amendment), and the adjustment of the “Conversion Factor” thereunder from one-third (as a result of the Reverse Stock Split) back to 1.0.

The foregoing description of the OP Amendment does not purport to be complete and is qualified in its entirety by reference to the complete OP Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Charter Amendments

In connection with the Reverse Stock Split, on February 28, 2017, the Company filed two Articles of Amendment (the “Charter Amendments”) to its charter that provided for:

(i)	a 1-for-3 reverse stock split of the Company’s issued and outstanding common stock (the “Common Stock”), effective at 5:00 p.m. Eastern Time on February 28, 2017; and

(ii)	the par value of the Common Stock to be decreased from $0.03 per share (as a result of the 1-for-3 Reverse Stock Split) back to $0.01 per share, effective at 5:01 p.m. Eastern Time on February 28, 2017.

The foregoing description of the Charter Amendments does not purport to be complete and is qualified in its entirety by reference to the complete Charter Amendments, copies of which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 28, 2017, the Company issued a press release. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Such press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Articles of Amendment – Reverse Stock Split.
3.2	Articles of Amendment – Par Value Decrease.
10.1	First Amendment to Second Amended and Restated Agreement of Limited Partnership of Global Net Lease Operating Partnership, L.P.
99.1	Press Release dated February 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2017	By:	/s/ Scott J. Bowman
		Name:	Scott J. Bowman
		Title:	Chief Executive Officer and President